UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2020
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On April 13, 2020, Alimera Sciences, Inc. (“Alimera” or “we”) issued a press release regarding its expectations for its consolidated net revenue for the first quarter ended March 31, 2020. Specifically, we stated that we expect to report consolidated net revenue for the first quarter of 2020 exceeding $14 million, which compares to $12.9 million in the first quarter of 2019. Alimera also stated that it expected to report cash-on-hand in excess of $12 million at March 31, 2020. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD.
In addition, Richard S. Eiswirth, Jr., Alimera’s President and Chief Executive Officer, stated in the press release: “We are pleased to pre-release our expected global revenue results for the first quarter of 20201, which reflect growth over the first quarter of 2019 despite the increasing impact of the COVID-19 pandemic in the second half of the quarter. As we all continue to contribute to stemming the outbreak of COVID-19, almost all of our employees are working from home and we have adapted to conducting many of our activities virtually to continue to serve physicians and provide ILUVIEN® to patients in need. We believe ILUVIEN provides many advantages in the treatment of retinal disease, including fewer injections and the ability to reduce physician office visits, which can benefit both posterior uveitis and diabetic macular edema patients who may be at high risk for life-threatening consequences with COVID-19 exposure.”
Mr. Eiswirth added, “As governments worldwide have issued isolation and quarantine orders, both patient access to physicians and patients’ willingness to visit physicians have been and will continue to be limited in the coming weeks. We expect these market conditions to continue for some time and that they will have an adverse effect on our business. The rapidly changing environment makes it difficult to project the extent of the impact on our business at this time. As a result, we are withdrawing any previously communicated guidance regarding revenue growth and cash flow in 2020. We are modifying our operational activities to better balance revenues and expenses during this crisis. Importantly, we believe our employee base is critical to continue serving our physician customers both now and when this pandemic subsides. Therefore, we have no plans at this time to make any staffing level changes.”
In the press release, we also noted that we believe we currently have sufficient inventory in our supply chain to meet demand and continue to work with our third-party manufacturers regarding continued production of ILUVIEN during the COVID-19 pandemic. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Forward Looking Statements
This Current Report on Form 8-K may include “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera’s expectations regarding certain financial results for the first quarter of 2020, the continuance of the current circumstances for patient visits with their physicians and the effects of those circumstances, Alimera’s modification of its operational activities and the effect of those modifications, and Alimera’s belief regarding the sufficiency of its inventory in the supply chain. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change these expectations, and could cause actual results to differ materially from those projected in these forward-looking statements. Meaningful factors that could cause actual results to differ include, but are not limited to, uncertainties associated with (a) final accounting adjustments in Alimera’s revenue for the first quarter of 2020 and cash balance at March 31, 2020 may cause the actual reported amounts to be different than stated above; (b) the effects of COVID-19 on the ability or willingness of patients to visit their retina specialists for ILUVIEN injections, including current and future governmental orders and policies adopted by healthcare facilities to address the COVID-19 pandemic; (c) Alimera’s ability to modify its operations while maintaining its ability to continue to support the marketing and sale of ILUVIEN both in the current environment and in the future when the threat of COVID-19 has decreased; (d) Alimera’s ability to continue to maintain its current staffing levels, given the uncertain COVID-19 environment and the other factors cited or referred to in this paragraph; and (e) the capability and willingness of Alimera’s suppliers and manufacturers to continue to provide finished products to fulfill Alimera’s sales, as well as the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2019, which is on file with the SEC and available on the SEC’s website at http://www.sec.gov. Alimera undertakes no obligation to publicly update or revise any of the forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law. Therefore, you should not rely on these forward-looking statements as representing Alimera’s views as of any date after today.

______________________________
1In the press release, we inadvertently and incorrectly referred to “2019” here instead of “2020.” The version of the press release attached as Exhibit 99.1 has been corrected.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated April 13, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: April 13, 2020	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer

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